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                                                                   Exhibit 10.34
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                                 LEASE AGREEMENT



                                     BETWEEN



                     BROADWAY SQUARE PARTNERS, LLP, LANDLORD

                                       AND

                THE KANSAS CITY SOUTHERN RAILWAY COMPANY, TENANT


                                CATHEDRAL SQUARE



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                                  June 26, 2001


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                                 LEASE AGREEMENT



         AGREEMENT dated this 26th day of June, 2001, by and between BROADWAY SQUARE PARTNERS, LLP, a Missouri limited liability partnership, having its principal office at 333 West Eleventh Street, Kansas City, Missouri 64105, ("Landlord"), and THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a Missouri corporation, with an address of 114 West Eleventh Street, Kansas City, Missouri 64105 ("Tenant").

         WITNESSETH:

                    Article I. LEASEHOLD GRANT AND PREMISES

         1.01 Leased Premises. In consideration of the mutual covenants and
              ---------------
agreements set forth herein, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, for the rental and on the terms and conditions hereinafter set forth, the premises (the "Premises") described in Exhibit A attached hereto and made a part hereof and located at the southeast corner of Twelfth and Washington (the "Building") in Kansas City, Missouri, on the real property more particularly described on Exhibit A-1 attached hereto and made a part hereof (the "Land").

         1.02 Parking. Landlord hereby leases to Tenant and Tenant hereby leases
              -------
from Landlord 250 parking spaces for Tenant's employees in the parking garage (the "Garage") below the Building. Such parking shall be subject to the reasonable rules and regulations from time to time established by Landlord for such parking facilities. The rate for parking spaces shall be [Redacted] per month. Such rate shall remain fixed for a period of five (5) years following the Commencement Date (defined in Section 2.01 hereof), and thereafter such rate shall be equal to the market rate for such spaces.

         1.03 Cooperative Efforts to Sublease. Landlord will utilize its best
              -------------------------------
efforts in assisting Tenant to find a suitable tenant to sublease the first and second floors at a lease rate equal to or greater than the rate (including the parking supplement) paid by Tenant for the first five years of the lease. Office space in the Building will be among the finest Class A office space in the Kansas City area. Quoted full service rates for other premier Class A space are in the range of $24 to $28. The vacancy rate for downtown Class A space is about 4%.

         1.04 Title. Landlord represents and warrants to Tenant that: (i) on or
              -----
before the Commencement Date, Landlord will have indefeasible and marketable title to the Land, subject only to matters of record that do not unreasonably interfere with the leasing and use of the Land, the Common Area and the Premises in accordance with the terms of this Lease; (ii) Landlord has the unrestricted right and authority to enter into this Lease; and (iii) the Land and the Garage are properly zoned for the construc-

                                       1

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tion and use of the Building, the Land and the Garage for the purposes contemplated by this Lease.

         1.05 Common Area. The term "Common Area" shall mean the area generally
              -----------
designated as such on the site plan attached hereto as Exhibit A-2 and made a part hereof. Tenant shall have the right to the nonexclusive use of such Common Area in conjunction with Tenant's use and occupancy of the Premises, including without limitation Tenant's ingress and egress to and from the Building. The Common Area shall be subject to reasonable rules and regulations from time to time established by Landlord. The Common Area shall not be used in a manner which unreasonably interferes with Tenant's access to the Building.


                                Article II. TERM

         2.01 Term. Subject to and upon the terms and conditions set forth in
              ----
Section 2.02 and in the Work Letter attached hereto as Exhibit B (the "Work Letter"), and in particular those relating to the commencement and expiration of the term, the term of this Lease shall begin on the Commencement Date set forth in Section 2.02 hereof (the "Commencement Date") and shall end on the last day of the calendar month during which the fifteenth anniversary of the Commencement Date occurs.

         2.02 Possession. Landlord shall notify Tenant upon receipt by Landlord
              ----------
of a certificate of occupancy following completion of the shell building. The Commencement Date shall be the date 120 days following the date of such certificate of occupancy for the shell building. During such 120-day period, Tenant and Tenant's contractors shall have the right to install the tenant improvements to the Premises. The Base Rental herein reserved shall begin on the Commencement Date; provided, however, in the event of any occupancy by Tenant prior to the Commencement Date (other than pursuant to the Work Letter), such occupancy shall in all respects (other than the payment of Base Rental) be the same as that of a Tenant under this Lease. In the event that Tenant wishes to occupy a portion of the Premises and conduct business therein prior to the Commencement Date, and provided that all required certificates of occupancy can be obtained, then Tenant and Landlord shall enter into an agreement pursuant to which Tenant shall occupy and use such portion of the Premises in accordance with the terms and conditions of this Lease, including payment of Base Rental and Additional Rent prorated on the basis of the proportionate part of the Premises so occupied. Neither Landlord nor any agent or employee of Landlord has made any representation or promise with respect to the Premises or the Building except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth. By taking possession of the Premises, Tenant shall be deemed to have accepted the same in its then existing, "as is", condition and such taking of possession shall be conclusive evidence that the Premises and the Building are in good and satisfactory condition at the time of the taking of possession, subject only to "punch list" items related to improvements contemplated by the Work Letter and except for latent defects.

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                               Article III. RENT

         3.01 Base Rental. Subject to the provisions for rental adjustments
              -----------
hereinafter set forth, Tenant hereby agrees to pay a base annual rental ("Base Rental") which shall be computed at the rate of [Redacted] for each square foot of Rentable Area (computed in accordance with Section 3.09 hereof). The Base Rental shall be payable in equal monthly installments which shall be due and payable in advance on the first day of each calendar month during each year of the term hereof. All payments of rent shall be paid to the Landlord in lawful money of the United States of America at the address of Landlord shown herein, or to such other party or at such other place as Landlord may designate from time to time in a written notice to Tenant. If the term commences or terminates on any day other than the first or last day of a calendar month, the Base Rental and all other sums due hereunder shall be prorated for such fractional calendar month. In the event any installment of Base Rental or Additional Rental is not paid on its due date, Tenant shall also pay to Landlord an amount equal to the delay charge, if any, actually incurred by Landlord with respect to a payment to the first mortgage holder for the month for which such rent payment is due, and such payment shall constitute Additional Rent hereunder and shall be immediately due and payable. Except as otherwise expressly provided in this Lease, Base Rental and Additional Rent shall be payable hereunder without set-off or deduction; provided, however, nothing herein shall diminish the right of Tenant to proceed against Landlord in such manner as it may see fit with respect to any claim or claims arising under this Lease.

         3.02 Additional Rent. As additional rent ("Additional Rent") Tenant
              ---------------
shall pay to Landlord Tenant's Share of Operating Costs and Taxes (hereinafter defined) for each Operating Year. For the purposes hereof, the following terms shall be defined as follows:

     (a) The term "Taxes" shall mean all taxes, impositions, assessments, and all other similar governmental charges, if any, which are levied, assessed, or imposed upon, or which become due and payable in connection with the Land, the Common Area, the Garage and the Building (excepting franchise taxes and federal and state taxes on income), including taxes levied by present or future taxing authorities. If any Taxes are payable in installments, the calculation of Tenant's Share of such Taxes shall include only the installment or installments payable for the Operating Year in question. At its cost and expense Tenant shall have the right to contest the amounts of such taxes and assessments so long as such contest is not contrary to the terms of the first mortgage affecting the Building or otherwise prejudicial to Landlord's title to the Premises, the Land, the Common Area or the Garage. Notwithstanding the foregoing, Tenant shall not have the right to contest such amounts if Landlord objects thereto for the reason that Landlord reasonably believes that such contest might adversely affect (a) the taxes or assessments on the Garage or the building site south of the Building or the improvements which may subsequently be constructed thereon or (b) the taxes or assessments on the Building during or after the expiration of this Lease.

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     (b) The term "Estimated Taxes" shall mean Landlord's good faith estimate of the Taxes for an Operating Year.

     (c) The term "Operating Costs" shall mean all operating expenses of the Land, the Common Area, the Garage and Building which shall be computed on the cash basis and in accordance with generally accepted accounting principles consistently applied and which shall include all reasonable expenses, costs, and disbursements of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the ownership, operation or use of the Land and Building, including, but not limited to, the following:

          (i) Wages and salaries of all employees directly engaged in the operation and maintenance of the Land, the Common Area, the Garage and Building in accordance with customary practices for Class A office buildings in the Kansas City, Missouri metropolitan area, including taxes, insurance, and benefits relating thereto;

          (ii) All supplies and materials used in the operation and maintenance of the Land, the Common Area, the Garage and Building;

          (iii) Cost of water, sewage, trash removal, power, electricity, heating, lighting, air conditioning, ventilating, and other utilities furnished in connection with the operation of the Garage and the Building (excluding any such cost and utilities which are separately metered or otherwise separately billed to specific tenants);

          (iv) Cost of all maintenance and service agreements on equipment located in the Garage and the Building, including, but not limited to, security services, alarm services, window cleaning, janitorial service, and elevator maintenance;

          (v) Cost of casualty, rent and liability insurance applicable to the Garage and the Building and Landlord's personal property used in connection therewith;

          (vi) Costs of repair and general maintenance of the Building, the Garage and the Common Area, including landscaping, but excluding repairs and general maintenance paid by proceeds of insurance or by any tenant or other third parties, and alterations attributable solely to particular tenants of the Building as a whole;

          (vii) Reasonable management fees in an amount which is consistent with fees charged by professional managers for Class A buildings in the Kansas City area; and

          (viii) A reasonable amortization charge on account of any capital expenditures incurred to effect (i) a reduction in operating expenses of the Building or the Garage (but not in excess of the reduction realized in such ex-

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          penses for the year in question, as reasonably determined by
          Landlord), or (ii) a modification or addition to the Building or the Garage which is necessary in order to comply with governmental requirements imposed subsequent to the completion of the Building or the Garage.

     (d) When in this Section 3.02 reference is made to Taxes or Operating Costs for the Common Area, only the Taxes and Operating Costs attributable to that portion of the Common Area that is located on the westerly portion of the block shall be included as Additional Rent under this Section 3.02 until completion of a permanent structure on the land adjoining to the east of the Common Area. Upon the completion of such permanent structure only one-half of the Taxes and Operating Costs attributable to the Common Area shall be included in Additional Rent under this Section 3.02.

     (e) Expressly excluded from the definition of the term Operating Costs are:

          (i) Capital investment items (except as set forth in subsection c(viii) above);

          (ii) Leasing commissions and leasing advertising costs;

          (iii) Specific costs billed to and paid by specific tenants;

          (iv) Depreciation;

          (v) Principal, interest, and other costs directly related to financing; and

          (vi) The cost of any utility or service requirements of any other lessees in the Building above the volume of such utility or service typically required by customary office occupancy; the cost of tenant finish improvements or alterations or any other extraordinary requirements of any other lessees in the Building; Landlord's administrative and overhead costs (except to the extent the same are attributable to additional services requested by Tenant); costs that are paid by any warranty or guaranty; attorneys' fees related to tenant lease negotiations or enforcement; costs or expenses related to casualty damage or other liability to the extent such costs or expenses are reimbursed from insurance or eminent domain proceeds or by the party whose fault necessitated such cost or expense; costs which are paid or reimbursed to Landlord from any other source; any cost attributable to faulty, defective or improper construction or design of the Building or Common Area; any cost or expense attributable to the negligent or tortious act or omission of Landlord, its agents, employees or contractors; and amounts paid to Landlord or any affiliate of Landlord for services or materials to the extent that such amounts exceed what would otherwise have been payable to unaffiliated third-parties for such services or materials.

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          (vii) All costs and expenses associated with the removal of the concrete barriers that now separate the Land from that the land currently owned by interests related to Allan Carpenter and Dale Fredericks.

     (f) The term "Estimated Operating Costs" shall mean Landlord's reasonable estimate of the Operating Costs for an Operating Year.

     (g) The term "Operating Year" shall mean each calendar year ending December 31st after the commencement of the Lease Term, including that portion of the calendar year in which the term of this Lease commences subsequent to the Commencement Date.

     (h) The term "Land" shall mean the real property upon which the Building is located, which is more specifically described on Exhibit A-1 to this Lease, which is attached hereto and made a part hereof.

     (i) The term "Tenant's Share of Operating Costs and Taxes" shall mean an amount equal to the sum of the Operating Costs and Taxes, divided by the Rentable Area of the Building, multiplied by the Rentable Area of the Premises. For so long as Tenant is the only tenant of the Building, "Tenant's Share of Operating Costs and Taxes" shall mean all Operating Costs and Taxes. Moreover, with respect to the Garage, "Tenant's Share of Operating Costs and Taxes" shall mean a pro rata portion equal to the number of parking spaces leased by Tenant divided by the total number of parking spaces in the Garage.

     (j) Notwithstanding anything contained in this Section 3.02 to the contrary, so long as Tenant is the sole tenant of the Building, then Tenant shall always be consulted with respect to the level of property management service, particularly janitorial and cleaning service, with a view to economizing Operating Costs whenever possible. Landlord shall always use its best efforts to accommodate such requests by Tenant so long as such requests do not compromise the Landlord's goal of maintaining, operating and preserving the Land, Common Area, Garage and Building as first class facilities.

         3.03 Annual Budget. Landlord shall prepare an annual budget for the
              -------------
Operating Costs and furnish a copy thereof to Tenant. Landlord and Tenant shall review such budget with a view toward collaborating on the level of building management service referred to in Section 3.02(j) hereof.

         3.04 Monthly Payments of Operating Expenses. From time to time Landlord
              --------------------------------------
shall provide to Tenant a reasonably detailed estimate of the amount of the Estimated Taxes and the Estimated Operating Costs and Tenant shall pay to Landlord each month as Additional Rent an amount equal to one-twelfth of the Estimated Taxes and the Estimated Operating Costs. Within 120 days from the end of each Operating Year, Landlord shall deliver to Tenant a statement setting forth Taxes and Operating Costs for each year and comparing such cost with the Estimated Taxes and Estimated Operating Costs defined herein. In the event Taxes and Operating Costs for any Operating

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Year as reflected on the statement exceed the Estimated Taxes and Estimated
Operating Costs paid by Tenant, Tenant shall pay to Landlord within 30 days after the receipt of such statement and as Additional Rental over and above the Base Rental, Tenant's Share of such excess. If such statement indicates an overpayment by Tenant, Landlord shall immediately pay the amount of such overpayment to Tenant, and if such overpayment is more than ten percent (10%), then Landlord shall pay interest on such overpayments, prorated on a monthly basis for the period during which Estimated Taxes or Estimated Operating Costs paid by Tenant resulted in overpayment, at the rate equal to 3% plus the prime rate of interest then charged by Commerce Bank of Kansas City, NA. Together with the foregoing statement, prepared in accordance with accounting practices generally applicable to commercial real estate applied consistently from year to year, Landlord shall furnish to Tenant an itemized description, in reasonable detail, of the items included in Taxes and Operating Costs. Tenant and Tenant's auditors and consultants shall have the right to examine and audit the books and records of account relating to such Taxes and Operating Costs. Landlord and Tenant shall promptly make any adjustments in Tenant's share of Operating Costs and Taxes established by such audit. If such audit discloses an overcharge by Landlord equal to or greater than five percent (5%) the cost of such audit shall be paid by Landlord. Anything herein to the contrary notwithstanding, in no event shall the Base Rental provided herein ever be reduced.

         3.05 Payment of Taxes. Notwithstanding Section 3.03, so long as Tenant
              ----------------
is not in default hereunder, Tenant shall not be required to pay monthly installments of Estimated Taxes, and Tenant shall have the right to pay to Landlord the actual amount of Tenant's Share of Taxes as and when they become due. Within ten (10) days following Landlord's request therefor, Tenant shall pay to Landlord as Additional Rent an amount equal to Tenant's Share of Taxes. If Tenant fails to pay such amount within such period, then such amount shall bear interest at a rate equal to three percent (3%) plus the prime rate of interest then charged by Commerce Bank of Kansas City, NA.

         3.06 Parking Supplement. During the period the real estate taxes for
              ------------------
the Building are abated pursuant to the provisions of Chapter 99 of the Missouri Revised Statutes and action taken by the Land Clearance for Redevelopment Authority of the City of Kansas City, Missouri, Tenant shall also pay to Landlord as a supplement for parking and as Additional Rent an amount equal to [Redacted] per year per square foot of Rentable Area contained within the Premises. Such amount shall be payable in equal monthly installments and shall be due and payable together with the payment of Base Rental and other Additional Rent.

         3.07 Base Rental Adjustment. The Base Rental set forth in Section 3.1
              ----------------------
shall be adjusted so that during the second through fifth lease years, beginning on the first anniversary of the Commencement Date and ending on the fifth anniversary of the Commencement Date, the Base Rental shall be [Redacted] for each square foot of Rentable Area (computed in accordance with Section 3.09 hereof).

         3.08 Base Rental CPI Adjustment. The Base Rental shall be increased,
              --------------------------
but not decreased, at the end of the fifth, tenth and fifteenth years of this Lease by an

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amount equal to one-half the increase in the Consumer Price Index. "Consumer
Price Index" shall mean the Consumer Price Index for All Urban Consumers (CPI-U) of the Bureau of Labor Statistics of the United States Department of Labor (United States City Average, All Items, 1982-84=100). In order to determine the increase in the Consumer Price Index, the monthly index number for the calendar month during which the Commencement Date occurs shall be compared with the monthly index number of the calendar month of the fifth and tenth anniversaries of the Commencement Date. If the index number for the fifth and tenth anniversary months is not known on the fifth and tenth anniversary dates, then Tenant shall pay to Landlord a Base Rental amount which is based upon a reasonable estimate of such index number and the parties shall make appropriate adjusting payments when the actual number becomes known. Notwithstanding the foregoing, for the purpose of applying the CPI adjustment factor in order to compute the rent for lease years six through ten, the Base Rent during years one through five shall be deemed to be [Redacted].

         3.09 Method of Measurement. The term "Rentable Area", as used herein,
              ---------------------
shall refer to the area or areas of space within the Building determined in accordance with the guidelines of the Building and Office Managers Association
(BOMA) as follows:

     (a) Rentable Area on a single-tenancy floor is determined by measuring from the extended plane of the inside surface of the outer glass to the extended plane of the inside surface of the opposite outer glass bounded by the intersections of such planes, and shall include all areas within such planes excluding vertical penetrations such as building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts, and vertical ducts, plus Tenant's proportionate share of common areas, such as building and elevator lobbies, corridors, restrooms, mechanical rooms, telephone and electrical closets and service areas within the Building. No deductions from Rentable Area shall be made for columns or projections necessary to the Building. Vertical penetrations which are for the specific use of Tenant, such as special stairs or elevators, shall be included as Rentable Area.

     (b) Rentable Area for a partial floor shall include all space within the demising walls (measured from the midpoint of demising walls, and, in the case of exterior walls, measured as defined in Section 3.09(a) above), plus Tenant's proportionate share of common areas, such as building and elevator lobbies, corridors, restrooms, mechanical rooms, telephone and electrical closets and service areas within the Building.

     (c) The parties agree that for the purposes of this Lease the Rentable Area of the Premises is 129,775 square feet, subject to confirmation after the completion of construction.

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                          Article IV. USE AND SERVICES

         4.01 Use of Premises. Tenant shall use the Premises only for general
              ---------------
office purposes (including the railroad car "museum" proposed for the site) and for no other purpose whatsoever. Tenant shall not overload, damage, or deface the Premises or do any act which may make void or voidable any insurance on the Premises or the Building or which may render an increased or extra premium payable for insurance.

         4.02 Lawful Use. Tenant shall comply with all federal, state, and
              ----------
municipal laws and ordinances relating to the use or occupancy of the Premises by Tenant or any condition of the Premises created by or attributable to Tenant. Tenant shall not occupy or use the Premises for any business or purpose which is unlawful, disreputable, or deemed to be hazardous on account of fire, or permit anything to be done by Tenant, its employees, contractors, licensees or agents which will in any way increase the rate of fire insurance coverage on the Building and/or its contents.

         4.03 Rules and Regulations of Building. Tenant shall comply with the
              ---------------------------------
Rules and Regulations of the Building with respect to safety, care, cleanliness, parking and preservation of good order in the Building that Landlord may reasonably establish from time to time for all tenants of the Building and shall be consistent with any of the express terms of this Lease. Such rules and regulations shall apply uniformly to all Tenants and occupants of the Building. Landlord shall not be liable to Tenant for any failure of any other tenants of the Building to comply with such Rules and Regulations, but Landlord will diligently use all legal means to enforce the Rules and Regulations for all tenants.

         4.04 Services to be Provided by Landlord.
              -----------------------------------

          (a) Landlord agrees to make available to Tenant at all times electricity for general office uses only (but not more than the design capability standards set forth below), elevator service and security service, and to provide janitorial service on a five (5) day week basis. Landlord agrees to furnish Tenant with hot, cold and refrigerated water, heating and refrigerated air conditioning in season, at temperatures considered standard for first class office buildings or as determined by governmental edict. Tenant shall have access to the Premises and the Garage twenty four (24) hours per day, seven (7) days per week. Landlord shall not be liable in damages or otherwise for failure, stoppage, or interruption of any such service, nor shall the same be construed as an eviction of Tenant, work an abatement of rent, or relieve Tenant from any covenant herein. In the event of any failure, stoppage, or interruption thereof, Landlord shall use reasonable diligence to resume services promptly.

          (b) Design capabilities of the heating, cooling and electrical systems are based upon and limited to the following:

               (i) The Tenant's occupancy does not exceed one (1) person for each one hundred (100) square feet of Rentable Area.

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               (ii) The total connected electrical load does not exceed seven
               (7) watts per square foot of area within the Premises for all purposes including lighting and power. Tenant shall have the right to increase the designed electrical load at its expense as a part of its tenant finish costs.

               (iii) The proper use of blinds to control sun load.

         4.05 Extraordinary Equipment. Without the prior written consent of
              -----------------------
Landlord, which consent shall not be unreasonably withheld or delayed, and Tenant's written agreement to pay additional costs, Tenant shall not install or maintain any apparatus or device which will increase the usage of electrical power, water, or gas for the Premises to an amount greater than would be required for normal general office use for space of comparable size.

          Article V. IMPROVEMENTS, ALTERATIONS MAINTENANCE AND REPAIRS

         5.01 Improvements. Initial Tenant improvements to the Premises shall be
              ------------
installed in accordance with the Work Letter attached hereto as Exhibit B and made a part hereof.

         5.02 Alterations. No alterations, additions or improvements to the
              -----------
Premises shall be made without first having the Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed. No such alterations, additions or improvements shall interfere with or damage the mechanical or electrical systems or the structure of the Building. Landlord shall have the right to approve all window treatments in the Premises. Nothing herein is meant to interfere with Tenant's ability to control the floor layout in the Premises. Any alterations, additions or improvements consented to by the Landlord shall be made at Tenant's sole expense. Tenant shall obtain any and all governmental permits, approvals, or authorizations required in connection with any such work, and Landlord shall cooperate with Tenant for such purposes, and Tenant shall hold Landlord harmless from and against all liability, costs, damages, expenses (including attorneys' fees) and liens resulting therefrom. All alterations (expressly excluding all trade fixtures, office furniture systems, security systems, appliances and equipment), shall become the property of the Landlord upon termination of this Lease. Such property which does not become the property of Landlord shall remain the property of Tenant, and Tenant shall have the right to remove such property from the Premises. Tenant agrees to indemnify and hold Landlord harmless against and from all claims for mechanic's, materialmen's or other liens in connection with any alterations, additions or improvements made by Tenant to which Landlord may give its consent.

         5.03 Liens. Tenant shall not permit any mechanic's, materialmen's, or
              -----
other liens to be fixed against the Premises, the Building, or the Land and agrees immediately to discharge (either by payment or by filing of the necessary bond, or otherwise) any mechanic's, materialmen's, or other lien which is allegedly fixed or placed against any of the foregoing as a result of work ordered or authorized by Tenant; provided, however, that Tenant shall have the right to contest such liens in good faith if Tenant, not later than thirty (30) days after receiving notice of such liens, provides assurance

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reasonably satisfactory to Landlord that no portion of the Premises, the
Building or the Land shall be sold or otherwise utilized to satisfy such lien. Satisfactory assurances shall be deemed to include a letter of credit or a surety bond furnished by Tenant to Landlord in an amount equal to one hundred twenty-five percent (125%) of the claimed lien, the proceeds of which shall be available to Landlord to satisfy such lien if Tenant fails to contest such lien, including appeals, in a manner which prevents the Premises, the Building and the Land from being sold or otherwise utilized to satisfy such lien.

         5.04 Maintenance and Repairs.
              -----------------------

          (a) (A) Landlord shall provide for the cleaning and maintenance of the Building and all Building systems, the Garage, the Common Area and the Land, including planting and landscaping surrounding the Building and the structural, electrical and mechanical components of the Building, the Garage and all exterior components of the Building and the Garage, in keeping with the usual standard for first class office buildings. If and to the extent requested by Tenant, Landlord shall, at Tenant's cost, also provide cleaning and maintenance services for the Premises. Except as so requested and paid for by Tenant, Landlord shall not be required to maintain or repair any non-building standard or special tenant improvements in or about the Premises, and there will be an additional charge to Tenant for the cleaning of such items as carpet, blinds, drapes, and wall coverings by Landlord.

          (b) The first installation of building standard electric light lamps will be made by the Landlord. Thereafter, the Tenant shall pay promptly to Landlord the installed cost of all electrical lamps, starters and ballasts used on the Premises; provided, however, that Tenant shall have the right, at its option, to provide such materials and service for itself or through a contractor it selects.

          (c) Tenant shall keep and maintain the Premises in good repair and condition, reasonable wear and tear excepted. Tenant shall not commit or allow any waste or damage to be committed on any portion of the Premises or the Building by Tenant, its employees, contractors, licensees or agents. If and to the extent such costs are not paid by Landlord's insurance, Tenant shall pay to Landlord the full cost to repair or replace any damage or injury done to the Building or any part thereof caused by Tenant, its agents, employees, invitees, or visitors; provided, however, that Tenant shall not be liable for any such costs if not paid for by Landlord's insurance because of Landlord's failure to maintain insurance in accordance with the requirements of this Lease.

         5.05 Landlord's Access. Landlord and Landlord's mortgagee(s) shall have
              -----------------
the right at all reasonable times during the Term, after providing reasonable advance notice to Tenant, to enter the Premises to inspect the condition thereof, to determine if Tenant is performing its obligations under this Lease, to perform the services or to make the repairs and restoration that Landlord is obligated or elects to perform or furnish under this Lease, to make repairs to adjoining space, to cure any defaults of Tenant hereunder that Landlord elects to cure, and to remove from the Premises any improvements thereto or property placed therein in violation of this Lease, and upon reasonable notice during the last six (6) months of the term of this Lease, if not extended by Tenant, to show the Premises to prospective new tenants of the Building. Landlord shall not exercise any of its rights under this section in any manner which unreasonably interferes with Tenant's operations or which conflicts with any practices or procedures established by Tenant to protect the security or confidentiality of its business.

                             Article VI. INSURANCE

         6.01 Landlord's Insurance. Landlord shall, at all times during the term
              --------------------
of this Lease, keep in effect, insurance on the Building and the Garage against loss by fire, the risks covered by what is commonly known as "all risk", malicious mischief and vandalism, in an amount equal to the full replacement value of such buildings and improvements, but not less than that required from time to time by Landlord's mortgagee. The policy or policies evidencing such insurance shall be written by a company or companies of recognized standing and satisfactory to Landlord and to Landlord's mortgagee and authorized to do business in the state where the Premises are located, and shall provide that losses shall be paid to the insureds as their respective interest may appear. A mortgage clause may be included in said policies covering Landlord's mortgagee; provided, however, that the inclusion of such clause shall not impair any of Tenant's rights under this Lease. Landlord shall also maintain commercial general liability insurance and including broad form contractual liability coverage, and workers' compensation and employer's liability insurance, all providing coverage consistent with industry practices in the Kansas City, Missouri downtown area for Class A office buildings. Said policies shall further provide that the same shall not be canceled or altered except upon not less than thirty (30) days prior written notice to Tenant and to mortgagee. Certificates confirming such coverage and copies of such policies, as and when requested by Tenant, shall be deposited with Tenant. Tenant shall have the right to request additional or different insurance coverage, and in such event Tenant shall pay to Landlord any additional premium cost which is attributable thereto.

         6.02 Tenant's Insurance. Tenant covenants and agrees that it will at
              ------------------
all times during the term hereof, at its own expense, carry and maintain (or cause to be carried and maintained) with insurers reasonably satisfactory to Landlord, policies of insurance as follows:

          (a) Commercial general liability insurance naming Tenant as the insured, and Landlord and Landlord's mortgagee as additional insureds thereunder, providing coverage of at least $1,000,000 combined single limit coverage per occurrence and aggregate coverage. Such commercial general liability insurance shall also include within its coverage, but shall not be limited to, the following:

               (i) Property damage insurance for liability or damage which may result from any accident or casualty whereby property of any workman, agent, employee or other person or persons whomsoever may be damaged or destroyed (excluding care, custody and control of property and equipment owned or controlled by persons other than employees of Tenant); and

               (ii) Contractual liability endorsement insuring and covering Tenant's contractual liability hereunder to indemnify Landlord, et al., as provided in Section 6.04.

          (b) Workmen's Compensation and Employer's Liability Insurance to the extent of the required statutory limits.

          (c) Blanket all risk property coverage including business interruption insurance in an amount sufficient to satisfy all co-insurance requirements of the policies providing such coverage.

          (d) All insurance to be furnished by Tenant shall be carried in companies reasonably satisfactory to Landlord, and certificates of insurance with respect to the issuance of such insurance policies, and with respect to the fact that the same are in full force and effect, shall promptly be delivered to Landlord together with proof that all premiums thereon have been duly paid. All such policies of insurance shall provide that no cancellation or change of coverage will be made without at least thirty (30) days prior written notice to Landlord and to Landlord's mortgagee. Certificates confirming such coverage and copies of such policies, as and when requested by Landlord, shall be deposited with Landlord which may deposit the same with its mortgagee.

          (e) In the event that Tenant shall fail to obtain or renew any of the insurance provided for in this Section, Landlord shall have the right at its election (but without being obligated so to do) to procure or renew the same after giving not less than ten (10) days' prior written notice to Tenant; and the amount or amounts paid therefor shall become so much Additional Rent under the terms hereof, due and payable with the next succeeding installment of Base Rental due hereunder.

          (f) Notwithstanding the foregoing and for so long as Tenant is reasonably financially responsible, Tenant shall have the right to self insure its general liability coverage so long as such coverage is administered in accordance with reasonable practices and procedures similar to those followed by other self insurers.

         6.03 Waiver of Subrogation and Release. Notwithstanding any other
              ----------------------------------
provision in this Lease to the contrary, each of Landlord and Tenant hereby releases the other, and each of their agents, directors, officers, members, employees and invitees, from any and all liability or responsibility (to the other or anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property caused by fire or any of the all risk coverage casualties, to the extent of insurance proceeds either realized by the releasing party as a result of such loss or damage or which would have been realizable by the releasing party if the releasing party had in effect all insurance coverage such party is required to maintain pursuant to the terms of the Lease, even if such fire or other casualty shall have been caused by the fault or negligence of the other party, or anyone for whom such party may be responsible. Landlord and Tenant agree that their policies of insurance will include such a clause or endorsement; provided, however, that in no event shall any such release be applicable if (i) doing so would work in contravention of any requirement in any applicable policy of insurance to the effect that if the insured waives subrogation, coverage is or may be void and (ii) the party insured under such policy has provided written notice to the other party to this Lease of such policy requirement and such other party has been unable to locate, within ten (10) days after the date the insured party gives such notice, an insurer reasonably acceptable to the insured party which is willing to issue, at a rate not more than the rate for the coverage otherwise available to the insured, to the insured party a substitute policy providing substantially similar coverage but without a similar requirement regarding waiver of subrogation.

         6.04 Indemnity by Tenant. Tenant hereby indemnifies and agrees to hold
              -------------------
Landlord and Landlord's agents, directors, officers, employees, invitees, and contractors, against and from all claims, losses, costs, damages, or expenses (including, but not limited to, reasonable attorneys' fees) resulting from or arising from any and all injuries or death of any person or damage to the extent caused by any act, omission, or neglect of Tenant or Tenant's directors, officers, employees, agents, invitees, or guests, or any parties contracting with Tenant relating to the Premises. The provisions of this Section are subject to the waiver of subrogation and release provided for in Section 6.03.

         6.05 Indemnity by Landlord. Landlord hereby indemnifies and agrees to
              ---------------------
hold Tenant and Tenant's agents, directors, officers, employees, invitees, and contractors, harmless against and from all claims, losses, costs, damages, or expenses (including, but not limited to reasonable attorneys' fees) resulting from or arising from any and all injuries or death of any person or damage to the extent caused by any act, omission, or neglect of Landlord or Landlord's directors, officers, employees, agents, invitees, or guests, or any parties contracting with Landlord relating to the Building or the Land. The provisions of this Section are subject to the waiver of subrogation and release provided for in Section 6.03.

                             Article VII. CASUALTY

         7.01 Fire or Other Casualty. Subject to the provisions hereof, damage
              ----------------------
to or destruction of any portion of any of the Building or the Premises or the fixtures and equipment therein by fire, or other casualty, or any untenantability of the Premises resulting therefrom, shall not terminate this Lease or entitle Tenant to surrender the Premises. In the event of any such damage to or destruction of any portion of the Premises, Tenant shall immediately notify Landlord. Within thirty (30) days after its receipt of notice of such damage or destruction to the Premises or after any other substantial damage to or destruction of any part of the Building, the Common Area or the Garage, Landlord shall notify Tenant of the length of time that Landlord reasonably estimates will be required to repair or restore the property affected. In the event that such estimated length of time is greater than one hundred eighty (180) days from the date Landlord provides the estimate to Tenant, Landlord and Tenant thereafter shall each have the right to terminate this Lease by written notice to the other within thirty (30) days following Landlord's notice of such estimated length of time for repair or restoration. Within forty-five (45) days after its receipt of notice from Tenant of such damage or destruction to the Premises, or within forty-five (45) days after the occurrence of any such damage or destruction to the Building, the Common Area or the Garage, Landlord shall notify Tenant whether insurance proceeds are available for restoration and repair, and if not, whether other sources of funds are available to Landlord for such restoration and repair. If such proceeds or funds are not available, then Landlord and Tenant shall each have the right to terminate this Lease by written notice given to the other within thirty (30) days following Landlord's notice that funds are not available. In the event that the Lease is not terminated by either Landlord or Tenant within such thirty (30) day periods, Landlord, subject to the rights of any mortgagee, shall proceed with due diligence to collect the proceeds of any available insurance, and promptly and diligently shall restore the Premises or other property affected including damage, if any, to the Garage and Common Area, to substantially as good condition and of not less value and utility than immediately prior to the casualty. For purposes hereof, "force majeure" shall mean an act of God, strike, lock-out or other labor dispute, war, invasion, insurrection, riot, natural disaster, civil disturbance, inability to obtain supplies or services not within Landlord's reasonable control, act or restraint of any governmental body or authority, or any other matter beyond Landlord's reasonable control. During any period of time that all or any portion of the Premises or the Garage are untenantable or inaccessible to Tenant, rent shall abate in the same proportion as the untenantable or inaccessible portions of the Premises bears to the entire Premises and parking fees and the Parking Supplement relating to (i) in the case of damage or destruction to the Garage, the parking spaces affected or (ii) the number of parking spaces corresponding to the proportion of the Premises to which abatement applies, shall be abated. Landlord shall not be responsible to Tenant for damage to, or destruction of, any furniture, equipment, improvements or other changes made by Tenant in, on, or about the Premises regardless of the cause of the damage or destruction. Notwithstanding anything in the foregoing to the contrary, if such damage or destruction occurs during the last twenty-four (24) months of the Lease term, Landlord shall have no obligation to repair or restore the Premises.


                          Article VIII. EMINENT DOMAIN

         8.01 Eminent Domain. In the event the whole or any portion of the
              --------------
Premises, or any portion of the Building or the Garage, shall be taken or condemned for a public or quasi-public use or purpose by any competent authority and Tenant notifies Landlord in writing of Tenant's good faith determination that, as a result thereof, the Premises or the balance of the Premises is not sufficient for Tenant's purposes, then and in either of such events, the term of this Lease shall terminate when possession of the whole or portion of the Premises, Garage or Building shall be required for such use or purpose, and any award, compensation or damages (hereinafter sometimes called the "award"), shall be paid to and be the property of Landlord. In the event only a part of the Premises, Garage or Building shall be taken or condemned for a public or quasi-public use or purpose by any competent authority, and as a result thereof the Premises or the balance of the Premises continues to be sufficient for Tenant's purposes, this Lease shall not terminate and Landlord, subject to the rights of any mortgagee, shall promptly repair and restore the Premises, the Garage or the Building, as the case may be. Any award paid as a consequence of such taking or condemnation, shall be paid to Landlord and be applied to the cost of said repairing and restoration. Any sums remaining after such application shall be paid to Landlord. Rent shall abate during such period of time that the Premises or Garage are untenantable or unavailable to Tenant, in the same proportion as the untenantable or inaccessible portions of the Premises bears to the entire Premises and parking fees and the Parking Supplement relating to (i) in the case of a taking affecting the Garage, the parking spaces affected or (ii) the number of parking spaces corresponding to the proportion of the Premises to which abatement applies shall be abated. Nothing herein shall preclude Tenant from seeking and obtaining a separate award from the condemning authority for the value of its leasehold improvements and the loss of its leasehold estate, so long as such separate award does not directly or indirectly reduce the amount of the award payable to Landlord.

                               Article IX. DEFAULT

         9.01 Default. If Tenant shall default in the payment of any installment
              -------
of Base Rental or Additional Rental or the payment of other amounts due under this Lease, and if such default continues for ten (10) days after receipt of written notice thereof from Landlord to Tenant, or in the performance or observance of any of Tenant's other covenants, agreements, or obligations hereunder and if such default continues for thirty (30) days after written notice thereof from Landlord to Tenant or if such default cannot be cured within such thirty day period, if Tenant within such period fails to begin the correction thereof or thereafter fails to diligently pursue such correction to its completion or if any proceeding is commenced by Tenant for the purpose of subjecting the assets of Tenant to any law relating to bankruptcy or insolvency or for any appointment of a receiver of Tenant or of any of Tenant's assets, or if any such proceeding is commenced against Tenant and not dismissed within sixty (60) days thereafter, or if Tenant makes a general assignment of Tenant's assets for the benefit of creditors, then, in any such event, Landlord may, without process, reenter immediately into the Premises and remove all persons and property therefrom, and at its option, terminate this Lease as to all future rights of Tenant and have, regain, repossess, and enjoy the Premises after reentry or after judgment for possession thereof. If Landlord elects to terminate this Lease, all obligations herein contained on the part of Landlord to be done and performed shall cease, but without prejudice to the right of Landlord to recover from Tenant all past or future rentals and damages. The Premises may be relet by Landlord for such rent and upon such terms as Landlord in its sole discretion may determine and Tenant shall be liable for all damages sustained by Landlord, including, without limitation, deficiency in rent, reasonable attorneys' fees, and expenses of placing the Premises in first class rentable condition and expenses of renting same including, but not limited to, payment of brokerage fees. The provisions contained in this Section shall be in addition to and shall not prevent the enforcement of any claim Landlord may have against Tenant for anticipatory breach of the unexpired term of this Lease. Any and all reasonable attorneys' fees and costs of collection incurred by Landlord in the enforcement of the terms or provisions of this Lease shall be payable by Tenant, and the amount of such costs shall be deemed Additional Rental and shall, upon notice by Landlord given at any time prior to and including the service of notice of any legal action, be immediately due hereunder. In the event Landlord shall commence legal action, or any unlawful detainer proceeding or other summary proceeding for collection of rent due hereunder, said Additional Rent shall be deemed a past due obligation to pay rent in connection with said proceeding. Landlord shall have a right to commence one or more actions to enforce the terms of this Section and the commencement and prosecution of one action shall not be deemed a waiver or an estoppel from commencing one or more actions from time to time in the future. All rights and remedies of Landlord under this Lease shall be cumulative and shall not be exclusive of any other rights and remedies provided to Landlord under applicable law.

         9.02 Landlord's Right to Cure Defaults. If Tenant defaults in the
              ---------------------------------
observance or performance of any of Tenant's covenants, agreements, or obligations hereunder wherein the default can be cured by the expenditure of money, Landlord may, after reasonable notice to Tenant, but without obligation, and without limiting any other remedies which it may have by reason of such default, cure the default, charge the cost thereof to Tenant, and Tenant shall pay the same forthwith upon demand, as Additional Rent, together with interest thereon at the rate set forth in Section 3.05 of this Lease. In case the Landlord or Tenant prevails in any suit or arbitration proceeding to defend or prosecute under the terms of this Lease, there shall be allowed by the prevailing party, to be included in any judgment recovered, reasonable attorneys' fees and other costs to be fixed by the court.

                 Article X. PRIORITY AND ESTOPPEL CERTIFICATES

         10.01 Lease Subordination. Landlord may cause this Lease to be made
               -------------------
subject and subordinate to all mortgages, deeds of trust, and restrictions which may now or hereafter affect the Building, and to all renewals, modifications, consolidations, and extensions thereof so long as the holder of such superior interest agrees that so long as Tenant observes and performs its obligations under this Lease, its rights hereunder shall not be disturbed. For confirmation of such subordination, Tenant shall execute promptly a subordination agreement requested by Landlord in such form and content as may be reasonable in view of the circumstances. So long as Tenant shall faithfully discharge the obligations on its part to be kept, this Lease shall not be affected by any default under such mortgage, deeds of trust, or restriction and in the event of foreclosure or enforcement thereof, the rights of Tenant hereunder shall survive, and if requested to do so by such mortgagee or other owner of a superior interest, Tenant shall attorn to such prior holder, its successors and assigns, and this Lease shall in all respects continue in full force and effect, provided, however, that Tenant fully performs all of its obligations hereunder. Landlord agrees to secure for Tenant a written nondisturbance agreement from each owner of any such superior interest, in form and content reasonably acceptable to Tenant, which agreement shall be delivered to Tenant not later than the Commencement Date of this Lease or such later date as such superior interest shall arise.

         10.02 Estoppel Certificates. Tenant agrees, at any time and from time
               ---------------------
to time, upon not less than twenty (20) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord or a party designated by Landlord, including Land-lord's mortgagee, a statement in writing (i) certifying that this Lease is unmodified and in full force and effect or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications, (ii) stating the dates to which the rent and other charges hereunder have been paid by Tenant, (iii) stating whether or not Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and, if so, specifying each such default of which Tenant may have knowledge, and (iv) stating the address to which notices to Tenant should be sent, (v) agreeing that Tenant shall not encumber or assign or sublease any portion of the Premises without the written consent of Landlord, except as otherwise permitted under the terms of this Lease, which consent shall not be unreasonably withheld or delayed, and (vi) agreeing that Tenant shall not prepay any rent more than thirty (30) days in advance. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building, any mortgagee, any prospective purchaser of the Building or of Landlord's interest, or any prospective assignee of any mortgagee.

         10.03 Notice to Mortgagee. If so requested by Landlord, Tenant agrees
               -------------------
to give any mortgagee or trust deed holders by certified mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice, Tenant has been notified, in writing (by way of Notice of Assignment of Rents and Leases, or otherwise), of the address of such mortgagees and trust deed holders. Such mortgagee and trust deed holder shall have the same right to cure the defaults of Landlord hereunder as Landlord has under the terms of this Lease.

                      Article XI. SURRENDER AT END OF TERM

         11.01 Tenant to Surrender Premises in Good Condition. Upon the
               ----------------------------------------------
expiration or termination of the Lease Term, Tenant shall, at its expense:

          (a) Remove Tenant's goods and effects and those of all persons claiming under Tenant.

          (b) Quit and deliver up the Premises to Landlord, peaceably and quietly, in as good order and condition as the same were in on the date the Lease Term commenced or were thereafter placed in by Landlord, reasonable wear and tear excepted.

          (c) Any property left in the Premises after the expiration or termination of the Lease Term shall be deemed to have been abandoned and the property of Landlord to dispose of as Landlord deems expedient.

         11.02 Holding Over. If with Landlord's written consent Tenant remains
               ------------
in possession of the Premises after the expiration or other termination of the Term, Tenant shall be deemed to be occupying the Premises on a month-to-month tenancy at a rental rate as stated in the written consent. Such month-to-month tenancy may be terminated by Landlord or Tenant on the last day of any calendar month by delivery of at least thirty (30) days advance notice of termination to the other. If without Landlord's written consent Tenant remains in possession of the Premises after the expiration or other termination of the Term, Tenant shall be deemed to be occupying the Premises upon a tenancy at sufferance at monthly rental equal to one and one-half (1 1/2) times the rent determined in accordance with Section 3 hereof.

                           Article XII. MISCELLANEOUS

         12.01 Notices. Each notice required or permitted to be given hereunder
               -------
by one party to the other shall be in writing with a statement therein to the effect that notice is given pursuant to this Lease and the same shall be given and shall be deemed to have been delivered, served, and given if delivered in person or placed in the United States Mail, postage prepaid, by United States registered or certified mail, addressed to such party at the address provided for such party herein. Any notices shall be addressed and given as follows:

                  If to Landlord:
                  Broadway Square Partners, LLP
                  c/o DST Realty, Inc.
                  333 West Eleventh Street
                  Kansas City, Missouri 64105
                  Attention:  President


                  If to Tenant:
                  The Kansas City Southern Railway Company
                  114 West Eleventh Street
                  Kansas City, Missouri 64105
                  Attention:  President

          (a) Prior to the Commencement Date, the address for notices to Tenant shall be the address set forth above for Tenant; after the Commencement Date, the address for Tenant shall be the Premises. The addresses stated above shall be effective for all notices to the respective parties until written notice of a change in address is given.

         12.02 Choice of Law and Integration. There are no understandings or
               -----------------------------
agreements concerning the occupancy of the Premises by Tenant not incorporated in this Lease. This is a Missouri contract and shall be construed according to the laws of the State of Missouri. The captions in this Lease are for convenience only and are not a part of this Lease. The covenants and agreements hereof shall as fully and completely bind the heirs, executors, administrators, legal representatives, successors, and assigns of the parties hereto as if they had been specifically mentioned in each of said covenants and agreements. Any rider or exhibit attached to this Lease shall become a part of this Lease with the same force and effect and in the same manner as if all the provisions therein mentioned were actually included herein.

         12.03 Waiver of Covenants. Failure of Tenant to insist, in any one or
               -------------------
more instances, upon strict performance of any term, covenant, or condition of this Lease, or to exercise any option herein obtained, shall not be construed as a waiver, or a relinquishment for the future, of such term, covenant, condition, or option, but the same shall continue and remain in full force and effect. Similarly, failure of Landlord to insist, in any one or more instances, upon strict performance of any term, covenant, or condition of this Lease, or to exercise any option herein obtained, shall not be construed as a waiver, or a relinquishment for the future, of such term, covenant, condition, or option, but the same shall continue and remain in full force and effect. The receipt by Landlord of rents with knowledge of a breach in any of the terms, covenants, or conditions of this Lease to be kept or performed by Tenant shall not be deemed a waiver of such breach, and neither party shall be deemed to have waived any provision of this Lease unless expressed in writing and signed by such party.

         12.04 Commissions. Landlord and Tenant each represents and warrants to
               -----------
the other that there are no claims for brokerage commissions or finder's fees in connection with the execution of this Lease. Tenant agrees to indemnify the Landlord against and hold it harmless from all liabilities and claims of all brokers and sales representatives claiming by, through or under Tenant. Landlord shall indemnify Tenant and hold it harmless from all liabilities and claims of all brokers and sales representatives claiming by, through or under Landlord.

         12.05 Assignment and Subletting. Tenant shall not have the right to
               -------------------------
assign this Lease or sublet all or any part of the Premises without the express written consent of the Landlord, which shall not be unreasonably withheld or delayed. No assignment or subletting permitted by the Landlord shall relieve the Tenant of liability hereunder, but Tenant shall require each such assignee to assume and agree to perform and observe all of the Tenant's obligations hereunder. Notwithstanding the foregoing, and after the earlier of (i) the closing of Landlord's loan for the permanent financing on the Building or (ii) twelve (12) months from and after the Commencement Date, no consent of Landlord shall be required with respect to any assignment of this Lease or any interest in this Lease or any sublease of all or any portion of the Premises so long as Landlord shall receive notice thereof plus reasonable evidence within thirty
(30) days after closing that the transaction is in fact one of the following:

          (a) Any assignment or sublease to an entity succeeding to the business and assets of Tenant, whether by way of merger or consolidation or by way of acquisition of all or substantially all of the assets of Tenant, provided that the acquiring or surviving entity agrees to become directly obligated under this Lease;

          (b) Any assignment or sublease to an entity which is either the parent of Tenant, controlled by Tenant ("control" for purposes hereof meaning ownership of 50% or more of all financial interests and 50% or more of the voting interests) or controlled directly or indirectly by the same entity which directly or indirectly controls Tenant; or

          (c) Any assignment or sublease to a partnership, limited liability company or joint venture in which Tenant, or an entity described in items (1) or (2) above, is a bona fide partner, member or joint venturer and owns an interest therein of at least fifty percent (50%).

         12.06 Quiet Possession. Landlord agrees that Tenant, upon payment of
               ----------------
the Base Rental and Additional Rental and observing and keeping the covenants of this Lease on its part to be kept, shall lawfully, peaceably and quietly hold, occupy and enjoy said Premises as space in a first class office building, during said term without hindrance or molestation by Landlord or any person or persons lawfully claiming under Landlord.

         12.07 Light and Air. Tenant has no right to light or air over any
               -------------
premises adjoining the Building.

         12.08 Further Assurances. The parties agree to execute such documents
               ------------------
as may be required to conform the legal description of the Land and the Common Area to a final recorded plat and the locations and configurations illustrated on the attached drawings.

         IN WITNESS WHEREOF, the undersigned Landlord and Tenant have executed this instrument as of the day and year first above written.


BROADWAY SQUARE PARTNERS,                   THE KANSAS CITY SOUTHERN RAILWAY
LLP, a Missouri limited liability            COMPANY, a Missouri corporation
partnership

By:  DST Systems, Inc., a Delaware
corporation, a partner
                                            By:      /s/ M.R. Haverty
                                               -------------------------------

By:       /s/  Kenneth Hager
   --------------------------------

By:  SCOL, Inc., a Missouri corporation,
a partner



By:      /s/ Robert J. Graham
   --------------------------------

                                    EXHIBIT A
                                       TO
                                 LEASE AGREEMENT
                                 ---------------


All of the rentable area in the Building.

                                   EXHIBIT A-1
                                       TO
                                 LEASE AGREEMENT
                                 ---------------

                             Description of the Land
                             -----------------------

[Insert legal description of the Land.]

                                    EXHIBIT B
                                       TO
                                 LEASE AGREEMENT
                                 ---------------

WORK LETTER

Landlord's Work and Tenant's Work. Landlord agrees to complete the so-called
---------------------------------
building "shell" in full compliance with all applicable codes and requirements, including, without limitation, the Americans with Disabilities Act. All work required for the completion of the Premises that is not Landlord's Work shall be "Tenant's Work." Tenant's Work shall include the installation of all tenant improvements to the Premises. The parties estimate that the cost of the tenant improvements will not be less than $30 per square foot of rentable area.

Completion of Tenant's Plans and Specifications. Tenant shall cause the plans
-----------------------------------------------
and specifications for the Tenant's Work to be completed and delivered to Landlord no later as soon as reasonably possible from and after the date hereof. Completed plans and specifications must be approved by Landlord, but such approval shall not be unreasonably withheld or delayed. All of Tenant's Work shall be in full compliance with all applicable codes and requirements, including without limitation the Americans with Disabilities Act.

Completion of the Building. Landlord shall use all due diligence to expedite the
--------------------------
completion of the Building on a schedule that will allow Tenant's contractor to complete Tenant's Work as soon as reasonably possible. Landlord shall allow reasonable access to and the use of loading docks, loading areas, elevators and hoists so that Tenant and its contractors may complete Tenant's Work. For the purposes hereof, the Building shall be deemed to have been completed by Landlord, subject to correction and completion of "punch list" items, upon the issuance of a certificate of occupancy for the Building shell. Subject to the terms and conditions of this Lease, if and to the extent such completion is delayed, the Commencement Date shall be delayed accordingly. At the time that Landlord is prepared to provide access to Tenant's contractor for commencement of Tenant's Work, and again at the time Landlord is prepared to deliver possession of the Premises to Tenant for occupancy, Landlord shall give written notice to Tenant of the availability of the Premises for commencement of Tenant's Work or for occupancy, as the case may be.

Pre-Commencement Occupancy. In the event Tenant occupies the Premises prior to
--------------------------
the Commencement Date, such occupancy shall be subject to all of the terms, covenants and conditions of this Lease, except the payment of rent; provided, however, that Tenant shall nevertheless pay for all utilities used by Tenant or by Tenant's agents, contractors and employees. Landlord shall provide access to Tenant's contractor at least one hundred twenty (120) days prior to the projected Commencement Date for purposes of completion of Tenant's Work. Landlord's contractor shall be responsible to coordinate the work of Landlord's contractor and Tenant's contractor to facilitate the timely completion of Tenant's Work. Use or occupancy of the Premises by Tenant or Tenant's contractor for the purpose of completing Tenant's Work shall not constitute acceptance of possession or occupancy by Tenant for any purpose under this Lease.

WORK LETTER
SCHEDULE B-1

The "Landlord's Work" shall mean the following:

         The Building. Landlord shall construct, or cause to be built, a five
         ------------
         (5)-story office building containing approximately 130,000 square feet of rentable area.

         The Parking Garage. Landlord shall construct, or cause to be built, an
         ------------------
         attached, structured parking facility below the Building that shall contain not less than 800 parking spaces.

                               FIRST AMENDMENT TO
                                 LEASE AGREEMENT
                                 ---------------

         AGREEMENT dated this 26th day of March, 2002, by and between BROADWAY SQUARE PARTNERS, LLP, a Missouri limited liability partnership, having its principal office at 333 West Eleventh Street, Kansas City, Missouri 64105, ("Landlord"), and THE KANSAS CITY SOUTHERN RAILWAY COMPANY, a Missouri corporation, with an address of 114 West Eleventh Street, Kansas City, Missouri 64105 ("Tenant").

         WITNESSETH:

         WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement dated June 26, 2001 (the "Lease"), and due to a mutual mistake of fact with respect to the term of the Lease, the parties now wish to correct the Lease to provide for an initial term of seventeen years, so that it will conform to the terms contained in the Letter of Intent between the parties dated March 28, 2000.

         WHEREAS, terms that are capitalized, but not defined, herein shall have the same meanings given to such terms in the Lease.

         NOW, THEREFORE, in consideration of the premises and the mutual terms, covenants, and conditions herein contained, the legal sufficiency of which is hereby acknowledged, the parties agree as follows:

         1. Term. The parties hereby delete Section 2.01 of the Lease and insert
            ----
in lieu thereof a new Section 2.01, which shall provide as follows:

                  2.01 Term. Subject to and upon the terms and conditions set
                       ----
         forth in Section 2.02 and in the Work Letter attached hereto as Exhibit B (the "Work Letter"), and in particular those relating to the commencement and expiration of the term, the term of this Lease shall begin on the Commencement Date set forth in Section 2.02 hereof (the "Commencement Date") and shall end on the last day of the calendar month during which the seventeenth anniversary of the Commencement Date occurs.

         2. Base Rental CPI Adjustment. In order that the periods of time for
            --------------------------
the Base Rental CPI Adjustment will conform to the corrected term of the Lease, the parties hereby delete Section 3.08 of the Lease and insert in lieu thereof a new Section 3.08, which shall provide as follows:

                  3.08 Base Rental CPI Adjustment. The Base Rental shall be
                       --------------------------
         increased, but not decreased, at the end of the fifth, tenth and fifteenth years of this Lease by an amount equal to one-half the increase in the Consumer Price Index. "Consumer Price Index" shall mean the Consumer Price Index for All Urban

         Consumers (CPI-U) of the Bureau of Labor Statistics of the United States Department of Labor (United States City Average, All Items, 1982-84=100). In order to determine the increase in the Consumer Price Index, the monthly index number for the calendar month during which the Commencement Date occurs shall be compared with the monthly index number of the calendar month of the fifth, tenth and fifteenth anniversaries of the Commencement Date. If the index number for the fifth, tenth and fifteenth anniversary months is not known on the fifth, tenth and fifteenth anniversary dates, then Tenant shall pay to Landlord a Base Rental amount which is based upon a reasonable estimate of such index number and the parties shall make appropriate adjusting payments when the actual number becomes known. Notwithstanding the foregoing, for the purpose of applying the CPI adjustment factor in order to compute the rent for lease years six through ten, the Base Rent during years one through five shall be deemed to be [Redacted].

         3. The Lease. Except as herein expressly provided, the Lease remains
            ---------
unchanged and in full force and effect.

         IN WITNESS WHEREOF, the undersigned Landlord and Tenant have executed this instrument as of the day and year first above written.


BROADWAY SQUARE PARTNERS, LLP,                THE KANSAS CITY SOUTHERN RAILWAY
a Missouri limited liability                  COMPANY, a Missouri corporation
partnership

By:  DST Systems, Inc., a Delaware
corporation, a partner
                                              By:     /s/ Robert H. Berry
                                                 ------------------------------

By:      /s/ Vincent P. Dasta
   --------------------------------

By:  SCOL, Inc., a Missouri corporation,
a partner



By:     /s/ Robert J. Graham
   --------------------------------